SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 3, 1998



                                   NEFF CORP.
                                   ----------
             (Exact Name of registrant as specified in its charter)



              DELAWARE                    001-14145           65-0626400
   --------------------------------   ----------------    ----------------
   (State or other jurisdiction of    (Commission File    (I.R.S. Employer
    incorporation or organization)     Number)             I.D. No.)


                  3750 N.W. 87th Avenue, Miami, Florida 33178
              (Address or principal executive offices) (Zip Code)


      Registrant's telephone numbers, including area code: (305) 513-3350

Item 5.  OTHER EVENTS

     On December 3, 1998, Neff Corp., a Delaware corporation (the "Company"), announced that it agreed to sell $100 million aggregate principal amount 10.25% Senior Subordinated Notes due 2008 (the "Notes") in an offering made pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. The Company stated that the Notes will mature on June 1, 2008 and gross proceeds to the Company from the sale will be $98.5 million. The Company also stated that it intends to use the proceeds to repay bank indebtedness.

     The Notes will not be registered under the Securities Act of 1933, as amended, or under applicable state securities laws and unless so registered may not be offered or sold except pursuant to an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits.
           ---------

          99.1 Press Release dated December 3, 1998.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Neff Corp.
                                      --------------------------------
                                      Registrant

Date:   December 3, 1998              /s/ Bonnie S. Biumi
                                      --------------------------------
                                      Bonnie S. Biumi
                                      Chief Financial Officer
                                      On behalf of the registrant and as
                                      Principal Financial and Accounting Officer






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

                                 Exhibit Index

Exhibit       Description                              Page
--------      -----------                              -----

99.1          Press Release dated December 3, 1998       5



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